FIRST COMMONWEALTH FINANCIAL CORPORATION

Exhibit 10.7 - SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                              FIRST COMMONWEALTH FINANCIAL CORPORATION

                               SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN







                                           January 1, 1998

FIRST COMMONWEALTH FINANCIAL CORPORATION

                                          TABLE OF CONTENTS


ARTICLE         TITLE                                            PAGE

  I             DEFINITIONS                                       3

 II             INTRODUCTION AND PURPOSE                          6

                2.1 Introduction                                  6
                2.2 Purpose                                       6
                2.3 Interpretation and Intent                     6
                2.4 Effective Date                                6

III             PARTICIPATION                                     7
                3.1  Initial Participation                        7
                3.2  Additional Participation                     7
                3.3  Termination of Employment                    7

 IV             CONTRIBUTIONS AND ALLOCATIONS                     8

                4.1  Salary Reduction Contributions               8
                4.2  Non-Elective Contributions                   8
                4.3  Termination of Employment                    9
                     During Year

  V             INVESTMENTS AND VALUATIONS                       10

                5.1  Measure of Investment Earnings              10
                5.2  Quarterly Valuations                        10

 VI             DETERMINATION AND DISTRIBUTION                   11
                OF BENEFITS

                6.1  Determination of Benefits Upon              11
                     Termination of Employment
                6.2  Determination of Benefits Upon              11
                     Death or Retirement
                6.3  Distribution of Vested Portion of           11
                     Participant's Combined Account
                6.4  Making of Distributions                     12

VII             ADMINISTRATION                                   13

                7.1  Powers and Responsibilities of              13
                     Administrator
                7.2  Plan Sponsor and Named Fiduciary            13
                7.3  Powers and Responsibilities of              13
                     Committee
                7.4  Claims Procedure                            13

VIII                 TRUST FUND                                  15

                8.1  Establishment of Trust                      15
                8.2  Right of Assignment and Transfer            15
                     of Interest
                8.3  Unfunded Nature of Plan                     15

 IX             AMENDMENT AND TERMINATION 16

                9.1  Amendment                                   16
                9.2  Termination of Plan                         16

  X             MISCELLANEOUS                                    17

                10.1  Limitation of Rights                       17

FIRST COMMONWEALTH FINANCIAL CORPORATION

                                          TABLE OF CONTENTS


ARTICLE         TITLE                                            PAGE


                10.2  Headings                                   17
                10.3  Gender and Number                          17
                10.4  Governing Law                              17

FIRST COMMONWEALTH FINANCIAL CORPORATION

                                              ARTICLE I
                                             DEFINITIONS

     As used in this Plan, the following words and phrases shall have the meaning set forth below, unless a different meaning is clearly required by the context:

1.1 "Act" means the Employee Retirement Income Security Act of 1974 (P.L. 93-406, 29 USC Section 1001 et seq), as the same may be amended from time to time.
1.2 "Administrator" means Krauss and Pasternack, a Pennsylvania partnership, or any successor or successors thereto designated by the Employer from time to time.
1.3 "Aggregate Account" means, with respect to each Participant, the value of all accounts maintained on behalf of that Participant.
1.4 "Anniversary Date" means December 31, 1998 and each thirty-first day of December thereafter.
1.5 "Basic 401(k) Plan" means the First Commonwealth Financial Corporation 401(k) Retirement Savings and Investment Plan, as amended from time to time.
1.6 "Beneficiary" means the person to whom, or the entity to which, a share of a deceased Participant's interest in the Plan is payable.
1.7 "Board of Directors" means the Board of Directors of the Employer.
1.8 "Committee" means the Executive Compensation Committee of the Board of Directors of the Employer, as the same shall from time to time be constituted.
1.9 "Compensation" with respect to any Participant means such Participant's basic compensation that is paid to him during the calendar year. Such amount shall accordingly exclude bonuses, incentive compensation, overtime pay and all other special and irregular compensation, whether such amounts are required to be included as wages for tax purposes or not.
1.10 "Code" means the Internal Revenue Code of 1986 (26 USC), as amended from time to time.
1.11 " Deferred Compensation" means that portion of a Participant's remuneration which he would have been entitled to receive in cash during a calendar year but for a Salary Reduction Agreement between such Participant and the Employer.
1.12  "Effective Date" means the first day of January, 1998.
1.13 "Elective Contribution" means the Employer's contributions to this Plan that are made pursuant to the Participant's deferral election in accordance with Section 4.1 hereof.
1.14 "Employee" means any person employed by the Employer or of any subsidiaries or affiliates of which the Employer shall own a fifty percent (50%) or greater capital interest, but shall not include consultants, directors who are not also employed by the Employer and other persons not employed by the Employer.
1.15 "Employer" means First Commonwealth Financial Corporation, a bank holding company, and any successor or successors thereto.
1.16 "ESOP" means the First Commonwealth Financial Corporation Employee Stock Ownership Plan, as amended from time to time.
1.17 "Executive Employee" means an Employee who is a member of the Employer's select group of management or highly compensated employees within the meaning of Section 201(2) of the Act (29 USC Section 1051(2)).
1.18 "Fiduciary" means any person who, or entity which, (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any moneys or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan,

FIRST COMMONWEALTH FINANCIAL CORPORATION

                                              ARTICLE I
                                             DEFINITIONS

including, but not limited to, the Trustee, the Employer and the Administrator.
1.19 "Forfeiture" means that portion of a Participant's Account that is not Vested, and occurs on the same date that a forfeiture would occur for the Participant under Basic 401(k) Plan.

FIRST COMMONWEALTH FINANCIAL CORPORATION

1.20 "Former Participant" means a person who has once been a Participant hereunder but who is no longer an Employee and whose Vested Aggregate Account has not yet been fully distributed to him.
1.21 "Labor Regulations" means the regulations of the United States Department of Labor (29 CFR), and as amended periodically.
1.22 "Non-Elective Contribution" means a contribution made by the Employer on behalf of a Participant other than an Elective Contribution.
1.23 "Participant" means any Executive Employee who participates in this Plan.
1.24 "Participant's Combined Account" means the sum of a Participant's Elective Account and the Participant's Non-Elective Account.
1.25 "Participant's Elective Account" means the account established and maintained by the Administrator for each Participant with respect to his interest in the Plan resulting from his Elective Contributions.
1.26 "Participant's Non-Elective Account" means the account established and maintained by the Administrator for each Participant with respect to his interest in the Plan resulting from his Non-Elective Contributions.
1.27 "Plan" means the First Commonwealth Financial Corporation Supplemental Executive Retirement Plan as contained herein or as subsequently amended.
1.28 "Plan Compensation" means a Participant's Compensation, for each calendar year, in excess of the amount permitted to be reflected, for that calendar year, under the Basic Plan because of the requirements of
Section 401(a)(17) of the Code.
1.29 "Plan Year" means each calendar year commencing with the 1998 calendar year.
1.30 "Retirement Date" means the date on which a Participant can retire normally or because of disability in accordance with the provisions of the Basic 401(k) Plan.
1.31 "Salary Reduction Agreement" means an agreement between a Participant and the Employer, or, if applicable, with the subsidiary or affiliate employing the Participant, pursuant to which such Participant's Compensation shall be reduced and he shall be entitled to Deferred Compensation pursuant to Section 4.1 hereof.
1.32 "Treasury Regulation" means the income tax regulations as promulgated by the Secretary of the Treasury or his delegate (26 CFR), and as amended periodically.
1.33 "Trust Agreement" means that certain Agreement and Declaration of Trust made and entered into of even date with the Plan by and between the Employer, as settlor, and the Trustee used for funding the benefits accrued hereunder, and any amendments, substitutions or recodifications thereto.
1.34 "Trust Fund" means the assets held in trust by the Trustee from time to time pursuant to the Trust Agreement.
1.35 "Trustee" means First Commonwealth Trust Company of Indiana, Pennsylvania, and any successor or successors thereto.
1.36 "Valuation Date" means March 31, June 30, September 30 and December 31 of each calendar year.
1.37 "Vested" means the non-forfeitable portion of any account maintained on behalf of a Participant.

FIRST COMMONWEALTH FINANCIAL CORPORATION

                                             ARTICLE II
                                      INTRODUCTION AND PURPOSE


2.1  Introduction

     This Plan shall constitute "a plan which is unfunded and maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees' within the meaning of Section 201(2) of the Act (29 USC
Section 1051(2)) and the Labor Regulations applicable thereto. Accordingly, it shall be exempt from Parts 2 and 3 of Title I of the Act and shall be subject to simplified reporting and disclosure under Part 1 of Title I of the Act as provided by the applicable Labor Regulations.

2.2  Purpose

     The purpose of this Plan is to restore some of the equity to Participants as compared with other Employees that would otherwise be lost under certain provisions of the Basic 401(k) Plan and the ESOP that have been incorporated in those two latter instruments in order to meet specific legal requirements, such as:

     The maximum compensation restrictions contained at Section 401(a)(17) of the Code.
     The actual deferral percentage restrictions contained at Section 401(k)(3)(ii) of the Code.
     The actual contribution percentage restrictions contained at
     Section 401(m)(2)(A) of the Code.
     The maximum contribution and forfeiture restrictions contained at
     Section 415 of the Code.
     The maximum salary reduction deferral restrictions contained at
     Section 402(g) of the Code.

2.3  Interpretation and Intent

     It is intended that this Plan be part of a program of employee benefits for the Participants that includes also the Basic 401(k) Plan and the ESOP and that the former is intended to supplement the latter two (2) plans. Accordingly, this Plan is to be interpreted and administered in pari materia with the latter two (2) plans.

2.4  Effective Date

     The Plan shall be effective on its Effective Date, but any act or action required for 1998 shall be undertaken as soon as practicable after this Plan and the Trustee Agreement shall be duly executed and adopted.

FIRST COMMONWEALTH FINANCIAL CORPORATION

                                             ARTICLE III
                                            PARTICIPATION


3.1  Initial Participation

     The Participants in the Plan as and from the Effective Date shall be as follows:

     Joseph E. O'Dell, President and Chief Executive Officer of the
     Employer.

     Gerard M. Thomchick, Senior Executive Vice President and Chief Operating Officer of the Employer.

     Johnston A. Glass, President and Chief Executive Officer of First Commonwealth Bank, a wholly owned subsidiary of the Employer.

3.2  Additional Participation

     The Committee may, but is not required to, from time to time extend the right of participation in the Plan to other Executive Employees.

3.3  Termination Of Employment

         A Participant who ceases being an Employee shall cease being a Participant hereunder and shall thereupon become a Former Participant. If such a Former Participant shall thereafter again become an Employee, he shall not automatically again become a Participant, but shall become a Participant again if, and only if, so ordered by the Committee.

FIRST COMMONWEALTH FINANCIAL CORPORATION

                                             ARTICLE IV
                                    CONTRIBUTIONS AND ALLOCATIONS


4.1  Salary Reduction Contributions

     Any Participant who is a Participant on the first day of a Plan Year may enter into a Salary Reduction Agreement with the Employer, or if applicable, with the subsidiary or affiliate employing the Participant, but in any event is not required to enter into such an agreement, pursuant to which the Participant's Plan Compensation shall be reduced by the percentage that such Participant elects, not less than one percent (1%) nor more than five percent (5%), in whole integer percentages, such amount to constitute the Participant's Deferred Compensation. For the purpose of assisting the Employer and the Administrator in recording the amount of Deferred Compensation, and for providing additional assurance to the Participant of his rights thereto under certain circumstances, all as provided herein and in the Trust Agreement, the Employer shall make an Elective Contribution on behalf of each such Participant, equal to the Participant's Deferred Compensation for the Plan Year, in the manner provided by the next sentence hereto. The amount of such Elective Contribution, as calculated at the beginning of each Plan Year, shall as soon as practicable at or near the beginning of such Plan Year, be conveyed and transferred to the Trustee to be held in trust for the benefit of the Participant, but subject in any event to the interest of the creditors of the Employer under certain circumstances, as provided in the Trust Agreement.

     Any such election shall be made prior to the first day of the applicable Plan Year and shall thereafter be irrevocable with respect to that Plan Year, but may be modified or revoked as it pertains to any future Plan Year. The Employer, or if applicable, the subsidiary or affiliate employing the Participant, shall thereupon cause the Participant's Compensation to be reduced in an amount equal to his Deferred Compensation for the Plan Year pursuant to such election, in as level an amount as possible over the number of paychecks (or remaining paychecks) in that Plan Year. Nevertheless, for 1998, such election may be made at any time within, and not later than, fourteen (14) calendar days after this Plan is approved by the Committee. Any such election shall be on a form provided by the Employer.

4.2  Non-Elective Contributions

     In addition to the Elective Contributions provided by Section 4.1 hereof, the Employer shall also make the following Non-Elective
Contributions on behalf of each Participant who is a Participant on the first day of a Plan Year, viz.:

     A matching contribution which shall be equal to eighty percent (80%) of the Participant's Elective Contribution as provided by
     Section 4.1 hereof, provided, however if the matching contribution percentage under the Basic 401(k) Plan shall be changed by the Board of Directors to a percentage other than eighty percent (80%), such revised percentage shall automatically be used herein in lieu of eighty percent (80%).

     A contribution equal to eight percent (8%) of the Plan Compensation of each Participant for the calendar year.

     The Non-Elective Contribution shall be contributed at the same time and in the same manner as the Elective Contribution as provided by
Section 4.1 hereof.

FIRST COMMONWEALTH FINANCIAL CORPORATION

4.3  Termination of Employment During Year

     If a Participant shall terminate his employment during a Plan Year, so that the Participant's total reduction of Compensation pursuant to the Salary Reduction Agreement shall be less than the Elective Contribution made on behalf of the Participant, then the Employer (or, if applicable the subsidiary or affiliate employing the Participant) shall recover the difference from any remaining remuneration otherwise due and payable to the Participant (including, but not limited to, severance benefits and accrued vacation remuneration). Non-Elective Contributions made on behalf of the Participant shall not be recovered from the Participant as a result of early termination of employment or otherwise.

FIRST COMMONWEALTH FINANCIAL CORPORATION

                                              ARTICLE V
                                     INVESTMENTS AND VALUATIONS


5.1  Measure of Investment Earnings

     The Participant's Elective Account and the Participant's Non-Elective Account shall be credited with hypothetical investment earning and investment gains measured on a market value basis, whether such gains have been realized or not, and charged with hypothetical investment losses measured on a market value basis, whether such losses have been realized or not, in the manner provided in this Section 5.1. Each such account shall be credited or charged in the same manner, and in accordance with the same rules and procedures, as such amounts would have been credited or charged under the Basic 401(k) Plan if the Elective Contributions and Non-Elective Contributions would have been invested therein on the same day as invested herein with the Trustee as part of the Trust Fund. For this purpose, the investment elections and changes therein made by the Participant under the Basic 401(k) Plan shall be applied as if such election also pertained to the hypothetical account provided herein.

5.2  Quarterly Valuations

     The Administrator shall cause each Participant's Elective Account and Participant's Non-Elective Account to be valued on each Valuation Date in accordance with the procedure established by Section 5.1 hereof. The Administrator shall thereupon cause statements to be prepared and distributed to each Participant showing his account balance as of each such Valuation Date and other relevant information.

FIRST COMMONWEALTH FINANCIAL CORPORATION

                                             ARTICLE VI
                             DETERMINATION AND DISTRIBUTION OF BENEFITS

6.1  Determination of Benefits Upon Termination of Employment

     Upon termination of employment, the Participant shall be entitled to that portion of his Participant's Combined Account in which he is then Vested. Such Vested portion shall be determined using the same criteria, pursuant to the same methods, and in accordance with the same rules and procedures as would have been applicable under the Basic 401(k) Plan, had such accounts been the applicable accounts for such Participant under the Basic 401(k) Plan, except that all of the Participant's Combined Accounts shall be deemed Vested on and after a "change in control." For this purpose, a "change in control" shall have occurred if, at any time, any person or group of persons acting in concert (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the regulations of the Securities and Exchange Commission promulgated thereunder) shall acquire legal or beneficial ownership interest, or voting rights, in twenty-five percent (25%) or more of the common voting stock of the Employer. For all purposes hereunder, each Participant's period of service with the Employer prior to the Effective Date shall be credited as well as such period of service subsequent thereto.

6.2  Determination of Benefits Upon Death or Retirement

     Upon the Participant's retirement or death, the Participant shall be entitled to that portion of his Participant's Combined Account in which he is then Vested. Such Vested portion shall be determined using the same criteria, pursuant to the same methods, and in accordance with the same rules and procedures as would have been applicable under the Basic 401(k) Plan, had such accounts been the applicable accounts for such Participant under the Basic 401(k) Plan.

6.3  Distribution of Vested Portion of Participant's Combined Account

     The Vested portion of the Participant's Combined Account shall be distributed to him in the same manner, and in accordance with the same rules and procedures, as such amount would have been distributed to the Participant under the Basic 401(k) Plan. In the event of the death of a Participant or Former Participant prior to the total Vested portion of his Participant's Combined Account being distributed to him, the remainder shall be distributed to his Beneficiary as soon as practicable after his death. For this purpose, his Beneficiary shall be the same person or entity entitled to receive benefits on his death under the Basic 401(k) Plan, unless the Participant shall have previously designated, in writing to the Administrator, another person or entity to be his Beneficiary for the purpose of this Plan. Any such designation shall be revocable before the death of the Participant and may be revoked, and another person so designated, by a subsequent writing filed with the Administrator.

FIRST COMMONWEALTH FINANCIAL CORPORATION

6.4  Making of Distributions

     All distributions from this Plan, as provided herein, shall be made by the Trustee, from the Trust Fund, upon written authorization and direction by the Administrator to the Trustee, as long as the Employer shall not then be bankrupt or insolvent, as defined and provided in the Trust Agreement. If payments to the Participants, Former Participants and Beneficiaries shall then be suspended or terminated because of the bankruptcy or insolvency of the Employer, in accordance with the provisions of the Trust Agreement, distributions shall then be made by the Employer, subject to any necessary approvals of a bankruptcy court or other supervising court; provided, however if the suspension of payment from the Trust Fund shall later be discontinued, distributions shall again be made from the Trust Fund, all as more fully provided in the Trust Agreement.

FIRST COMMONWEALTH FINANCIAL CORPORATION

                                             ARTICLE VII
                                           ADMINISTRATION


7.1  Powers and Responsibilities of Administrator

     The Administrator shall administer, construe and interpret this Plan and shall, subject to its provisions, certify and direct the Trustee as to the making of distributions hereunder and, consistent with the elections (and changes thereof from time to time) under the Basic 401(k) Plan, direct the Trustee as to the manner of investment of the Trust Fund from time to time. The Administrator shall have discretionary authority to exercise all powers and to make all determinations, consistent with the terms of the Plan, in all matters entrusted to it, and its determination shall be given deference and shall be final and binding on all interested parties. The Administrator shall constitute the named administrator within the meaning of Section 3(16)(A) of the Act (29 USC Section 1002(16)(A)) and shall have an obligation under this Plan as a Fiduciary accordingly.

7.2  Plan Sponsor and Named Fiduciary

     The plan sponsor within the meaning of Section 3(15)(B) of the Act (29 USC Section 1102(15)(B)) shall be the Employer. The named fiduciaries within the meaning of Section 402(a) of the Act (29 USC
Section 1102(a)(2)) shall jointly be the Employer and the Administrator.

7.3  Powers and Responsibilities of Committee

     The Committee may permit additional Participants into the Plan from time to time and provide exceptions and waivers as to any provision thereof, provided no such exception or waiver shall reduce the benefit to which a Participant is otherwise entitled under any provision hereof. The Committee shall also have the power to amend and terminate the Plan to the extent provided by Article VIII hereof.

7.4  Claims Procedure

     Any Participant, Former Participant or Beneficiary, or his duly authorized representative, may file with the Administrator a claim for a benefit under this Plan. Such a claim must be in writing, be on a form provided by the Administrator if the Administrator had previously issued such a form and made the same available to the Participant, Former Participant or Beneficiary, and must be delivered to the Administrator, in person or by mail, postage prepaid. Within ninety (90) days after the receipt of such a claim, the Administrator shall send to the claimant, by mail, postage prepaid, a notice of the granting or denying, in whole or in part, of such claim, unless special circumstances require an extension of time for the processing of the claim. In no event may the extension exceed ninety (90) days from the date of the initial period. If such an extension is necessary, the claimant will be given written notice to this effect prior to the expiration of the initial ninety (90) day period. The Administrator shall have full discretion to grant or deny a claim in whole or in part in accordance with the terms of this Plan. If notice of the denial of a claim is not furnished in accordance with this Section 7.4, the claim shall be deemed denied and the claimant shall be permitted to exercise his right of review as hereinafter provided.

FIRST COMMONWEALTH FINANCIAL CORPORATION

     The Administrator shall provide to every claimant who is denied a claim for benefits a written notice setting forth, in a manner calculated to be understood by the claimant the following information, viz.:

     The specific reason or reasons for the denial.
     Specific references to the pertinent Plan provisions on which the denial is based, together with a copy of such Plan provisions. A description of any additional material or information necessary of the claimant to perfect the claim and an explanation of why such material or information is necessary, and
     a.  An explanation of the Plan's claim review procedure.

     Within sixty (60) days after the receipt by a claimant of written notification of the denial (in whole or in part) of a claim by the Administrator, the claimant or his duly authorized representative, upon written application to the Administrator, delivered in person or by certified mail, postage prepaid, may review pertinent documents and submit to the Administrator, in writing, his notice of appeal from the initial decision, together with a detailed statement of the basis and arguments upon which such appeal is based, including such statements of fact and conclusions of law, together with the justification therefor, as claimant or his authorized representative believe supports his appeal from the initial decision of the Administrator.

     Upon the Administrator's receipt of a notice of a request for review, the Administrator shall make a prompt decision on the review and shall communicate the decision on review to the claimant or his authorized representative. The decision on review shall be written in a manner calculated to be understood by the claimant and shall (unless the decision shall fully reverse the denial of the claim and completely accept the claim of the claimant) include specific reasons for the decision and specific references to the pertinent Plan provisions upon which the decision is based. The decision on review shall be made not later than sixty (60) days after the Administrator's receipt of a request for a review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered not later than one-hundred-twenty (120) days after receipt of the request for review. If an extension is necessary, the claimant shall be given written notice of the extension by the Administrator prior to the expiration of the initial sixty (60) day period. If notice of the decision on review is not furnished in accordance with this Section 7.4, the claim shall be deemed denied on review.

FIRST COMMONWEALTH FINANCIAL CORPORATION

                                            ARTICLE VIII
                                             TRUST FUND

8.1  Establishment of Trust

     Upon even date with the execution of this Plan, or as soon as practicable thereafter, in order to assist the Employer in meeting its obligations hereunder and provide a more certain and regular procedure for receipt of benefits by the Participants, Former Participants and Beneficiaries, the Employer shall enter into a Trust Agreement with the Trustee for the holding of the Trust Fund in trust in accordance with all of the provisions thereof contained. Such trust shall be a grantor trust within the meaning of Section 671 of the Code and an accumulation trust within the meaning of Subpart C of Part 1 of Subchapter J of Chapter 1 of Subtitle A of the Code.

8.2  Right of Assignment and Transfer of Interest

     No amounts payable hereunder may be assigned, pledged, mortgaged, hypothecated, sold or transferred nor may any such amounts be subject to lien, levy, distraint or other legal process or attachment. All right to benefits hereunder shall be personal to the Participant, Former Participant or Beneficiary and no such person shall have a right to the assets held in the Trust Fund, or any portion thereof, prior to the Administrator directing the Trustee to make payment therefrom in a particular instance.

8.3  Unfunded Nature of Plan

     Since the rights of the Participants, Former Participants and Beneficiaries as cestuis que trust are not absolute but are defeasible in the event of the bankruptcy or insolvency of the Employer, as provided by the Trust Agreement, this Plan shall, notwithstanding the existence of the Trust Fund, be deemed unfunded for the purpose of Title I of the Act, in accordance with Labor Regulations.

FIRST COMMONWEALTH FINANCIAL CORPORATION

                                             ARTICLE IX
                                      AMENDMENT AND TERMINATION


9.1  Amendment

     This Plan may be amended at any time and from time to time by the Committee; provided, however no such amendment shall reduce the benefit hereunder accrued by any Participant, Former Participant or Beneficiary prior to the later of (a) the date that such amendment is to be effective or (b) the date that such amendment is so adopted by the Committee. The Committee may authorize and direct any officer of the Employer to take such action, and execute such documents as are necessary or appropriate to evidence the adoption of any amendment hereto.

9.2  Termination of Plan

     The Committee may cause and authorize this Plan to be terminated at any time; provided, however, no such termination shall defease any right of a Participant, Former Participant or Beneficiary to any benefit accrued prior to the date of such termination (whether such benefit shall otherwise be Vested or not under the terms of the Plan). The Committee may authorize and direct any officer of the Employer to take such action, and execute such documents, as are necessary or appropriate to effectuate any such decision of the Committee.

FIRST COMMONWEALTH FINANCIAL CORPORATION

                                              ARTICLE X
                                            MISCELLANEOUS

10.1 Limitation of Rights

     Nothing contained in this Plan shall be construed to limit in any way the right of the Employer (or, if applicable, the subsidiary or affiliate employing the Employee) to terminate an Employee's or Participant's employment at any time or in any way to constitute an agreement or understanding, express or implied, that the Employer (or, if applicable, the subsidiary or affiliate employing the Employee) will continue to employ Employee, or will employ, or continue to employ, the Employee in any particular position or under any particular circumstances.

10.2  Headings

     The headings and subheading contained herein are for convenience of reference only and are to be ignored in any construction thereof.

10.3  Gender and Number

     Whenever used in this Plan, the masculine shall be deemed to include the feminine and the singular shall be deemed to include the plural.

10.4  Governing Law

     This Plan shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania, to the extent such laws are not preempted by the laws of the Untied States of America.

IN WITNESS WHEREOF, the undersigned officers, being duly authorized, have caused this instrument to be duly executed by, and on behalf of, FIRST COMMONWEALTH FINANCIAL CORPORATION, a corporation organized and existing pursuant to the laws of the Commonwealth of Pennsylvania, this 30th day of March, 1998, but to be effective, nevertheless, retroactively as and from the first day of January, 1998.

      (SEAL)                              FIRST COMMONWEALTH
                                          FINANCIAL CORPORATION


Attest:                                         By/S/JOSEPH E. O'DELL
                                                  Joseph E. O'Dell
/S/DAVID R. TOMB, JR.                             President and Chief
David R. Tomb, Jr.                                Executive Officer
Senior Vice President,
Secretary and Treasurer